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                                                                    EXHIBIT 10.9

                                                                     [Execution]

                        AFFILIATE SUBORDINATION AGREEMENT

      THIS AFFILIATE SUBORDINATION AGREEMENT (this "Agreement") dated June 29, 2005 is by and among WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent (in such capacity, "Agent" as hereinafter further defined) pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the Lenders (as hereinafter defined), HF RESOURCES, INC., a Delaware corporation ("Resources"), and HF ENTERPRISES, INC., a Delaware corporation ("Enterprises" and together with Resources, collectively, "Junior Creditors" and each a "Junior Creditor" as hereinafter further defined).

                              W I T N E S S E T H:

      WHEREAS, Junior Creditors have made and provided, and may from time to time hereafter make and provide, loans or other financial accommodations to Hancock Fabrics, Inc., a Delaware corporation ("Hancock"), and HF Merchandising, Inc., a Delaware corporation ("Merchandising" and together with Hancock, collectively, "Debtors" and each a "Debtor" as hereinafter further defined), which loans or other financial accommodations are and shall be unsecured; and

      WHEREAS, Senior Creditors (as hereinafter defined) have entered or are about to enter into financing arrangements with Debtors, the other Borrowers (as hereinafter defined) and Guarantors (as hereinafter defined), pursuant to which Senior Creditors may, upon certain terms and conditions, make loans and provide other financial accommodations to Borrowers secured by certain assets and properties of Borrowers and Guarantors; and

      WHEREAS, in order to induce Senior Creditors to enter into and/or continue the financing arrangements with Borrowers, Junior Creditors have agreed to the subordination in right of payment of the existing and future obligations of Debtors to Junior Creditors to the payment of the existing and future obligations of Debtors to Senior Creditors and related matters as set forth below;

      NOW THEREFORE, in consideration of the mutual benefits accruing to Creditors hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

      1. DEFINITIONS

      As used above and in this Agreement, the following terms shall have the meanings ascribed to them below:

      1.1 "Agent" shall mean Wachovia Bank, National Association, a national banking association, in its capacity as agent on behalf of Lenders pursuant to the Loan Agreement, and its successors and assigns, and any successor or replacement agent for and on behalf of Lenders under the Loan Agreement.

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      1.2 "Agreements" shall mean, collectively, the Senior Creditor Agreements and the Junior Creditor Agreements.

      1.3 "Bankruptcy Code" shall mean the United States Bankruptcy Code, being Title 11 of the United States Code as enacted in 1978, as the same has heretofore been or may hereafter be amended, recodified, modified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

      1.4 "Borrowers" shall mean, collectively, the following, together with their respective successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any such successor or assign: (a) Hancock Fabrics, Inc, a Delaware corporation, (b) HF Merchandising, Inc., a Delaware corporation, (c) Hancock Fabrics of MI, Inc., a Delaware corporation, (d) hancockfabrics.com, Inc., a Delaware corporation, and (e) Hancock Fabrics, LLC, a Delaware limited liability company; each sometimes referred to herein individually as a "Borrower".

      1.5 "Creditors" shall mean, collectively, Senior Creditors and Junior Creditors and their respective successors and assigns; each sometimes referred to herein individually as a "Creditor".

      1.6 "Debtors" shall mean collectively, the following, together with their respective successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any such successor or assign: (a) Hancock Fabrics, Inc, a Delaware corporation, and
(b) HF Merchandising, Inc., a Delaware corporation; each sometimes referred to herein individually as a "Debtor".

      1.7 "Guarantors" shall mean, collectively, the following, together with their respective successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any such successor or assign: (a) HF Resources, Inc., a Delaware corporation,
(b) HF Enterprises, Inc., a Delaware corporation, and (c) any other Person that at any time after the date hereof becomes party to a guarantee in favor of Agent or any Lender or otherwise liable on or with respect to the Obligations or who is the owner of any property which is security for the Senior Debt (other than a Borrower); each sometimes referred to herein individually as a "Guarantor".

      1.8 "Insolvency Proceeding" shall mean, as to any Person, any of the following: (a) any case or proceeding with respect to such Person under the Bankruptcy Code or any other Federal or State bankruptcy, insolvency, reorganization or other law affecting creditors' rights generally or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Person or (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any or all of its assets or properties or (c) any proceedings for liquidation, dissolution or other winding up of the business of such Person or (d) any assignment for the benefit of creditors or any marshaling of assets of such Person.

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      1.9 "Junior Creditors" shall mean, collectively, HF Resources, Inc., a
Delaware corporation, and HF Enterprises, Inc., a Delaware corporation, together with their respective successors and assigns; each sometimes referred to herein individually as a "Junior Creditor".

      1.10 "Junior Creditor Agreements" shall mean, collectively, the Junior Loan Agreement, the Junior Promissory Notes and all agreements, documents and instruments at any time executed and/or delivered by any Debtor or any other person to, with or in favor of any Junior Creditor in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (including amendments to increase the principal amount of Junior Debt evidenced thereby).

      1.11 "Junior Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtors to Junior Creditors, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under or evidenced by the Junior Creditor Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Junior Creditor Agreements or after the commencement of any case with respect to any Debtor under the Bankruptcy Code or any similar statute or any other Insolvency Proceeding (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by Junior Creditors.

      1.12 "Junior Loan Agreement" shall mean the Loan Agreement, dated December 22, 1997, between Hancock and Resources, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (including amendments to increase the principal amount of Junior Debt evidenced thereby).

      1.13 "Junior Promissory Notes" shall mean, collectively, each of the following (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, including amendments to increase the principal amount of Junior Debt evidenced thereby): (a) the Note, dated February 2, 1998, by Merchandising in favor of Resources and (b) the Revolving Credit Note, dated December 22, 1997, by Hancock in favor of Resources.

      1.14 "Lenders" shall mean Wachovia Bank, National Association, a national banking association, in its individual capacity and not as agent, and any other financial institution which is from time to time a party to the Loan Agreement or any of the other Senior Creditor Agreements as a lender, and their respective successors and assigns (and including any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Senior Debt or is otherwise party to the Senior Creditor Agreements); each sometimes referred to herein individually as a "Lender".

      1.15 "Payment in Full" or "payment in full" shall mean, as to any Senior Debt, the final payment and satisfaction in full in immediately available funds of all of such Senior Debt and the

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termination of the commitments of Senior Creditors (but not including for this purpose the refinancing or replacement of Senior Creditors). If after receipt of any payment of, or proceeds of collateral applied to the payment of, any Senior Debt, any Senior Creditor is required to surrender or return such payment or proceeds to any person for any reason, then the Senior Debt intended to be satisfied by such payment or proceeds shall be reinstated and continue as if such payment or proceeds had not been received by such holder. The term "paid in full" as used herein shall have the same meaning as the term "payment in full".

      1.16 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

      1.17 "Senior Creditors" shall mean collectively, Agent and Lenders; each sometimes referred to herein individually as a "Senior Creditor".

      1.18 "Senior Creditor Agreements" shall mean, collectively, the Loan and Security Agreement, dated of even date herewith, among Senior Creditors, Borrowers and Guarantors, and all agreements, documents and instruments at any time executed and/or delivered by any Borrower or Guarantor or any other person to, with or in favor of any Senior Creditor in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced, replaced or restructured (in whole or in part and including any agreements with, to or in favor of any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Senior Debt).

      1.19 "Senior Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtors to Senior Creditors and/or their respective participants, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Senior Creditor Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Senior Creditor Agreements or after the commencement of any case with respect to any Debtor under the Bankruptcy Code or any similar statute or any other Insolvency Proceeding (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable either in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by Senior Creditors.

      1.20 All terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York, unless otherwise defined herein shall have the meanings set forth therein. All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural.

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      2. SUBORDINATION OF JUNIOR DEBT

      2.1 Subordination. Except as specifically set forth in Section 2.2 below, each Junior Creditor hereby subordinates its right to payment and satisfaction of the Junior Debt and the payment thereof, directly or indirectly, by any means whatsoever, is deferred, to the indefeasible payment and satisfaction in full of all Senior Debt. As collateral security for the prompt performance, observance and payment in full of the Senior Debt, each Junior Creditor hereby assigns and transfers to Agent all of such Junior Creditor's right, title and interest in and to, and grants to Agent a security interest in, the Junior Debt.

      2.2 Permitted Payments. Agent hereby agrees that, notwithstanding anything to the contrary contained in Section 2.1, Debtors may make and Junior Creditors may receive regularly scheduled quarterly payments of interest in respect of the Junior Debt in accordance with the terms of the Junior Creditor Agreements so long as Junior Creditors immediately apply all of the proceeds of such interest payments to make a loan in cash to either or both of Debtors.

      2.3 Distributions.

            (a) In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any Debtor or the proceeds thereof to the creditors of any Debtor or readjustment of the obligations and indebtedness of any Debtor, in any Insolvency Proceeding, or upon the sale of all or substantially all of any Debtor's assets, then, and in any such event, (i) Senior Creditors shall first receive indefeasible payment in full in cash of all of the Senior Debt prior to the payment of all or any part of the Junior Debt, and (ii) Senior Creditors shall be entitled to receive any payment or distribution of any kind or character, whether in cash, securities or other property, which may be payable or deliverable in respect of any or all of the Junior Debt.

            (b) Junior Creditors hereby authorize and empower Agent in any Insolvency Proceeding to file a proof of claim on behalf of Junior Creditors with respect to the Junior Debt (i) if any Junior Creditor fails to file such proof of claim prior to thirty (30) days before the expiration of the time period during which such claims must be submitted, or (ii) if Agent, in good faith, determines that any statements or assertions in a proof of claim filed by any Junior Creditor are not consistent with the terms and conditions hereof; provided, that, any failure of Agent to file such proof of claim shall not be deemed to be a waiver by Agent of any of the rights and benefits granted herein by such Junior Creditor. Each Junior Creditor shall provide Agent with a copy of any proof of claim filed by such Junior Creditor in any Insolvency Proceeding.

            (c) Junior Creditors hereby irrevocably grant Agent authority and power in any Insolvency Proceeding, unless and until this Agreement is terminated in accordance with its terms: (i) to accept and receive any payment or distribution which may be payable or deliverable at any time upon or in respect of the Junior Debt; and (ii) to take such other action as may be necessary or advisable to effectuate the foregoing. Junior Creditors shall provide to Agent all information and documents necessary to present claims or seek enforcement as described in the immediately preceding sentence. To the extent necessary for Agent to realize the benefits of the subordination of the Junior Debt provided for herein (including the right to receive any payment

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and distributions which might otherwise be payable or deliverable in respect of the Junior in any Insolvency Proceeding or otherwise), each Junior Creditor shall execute and deliver to Agent such instruments or documents (together with such assignments or endorsements as Agent shall deem necessary), as may be requested by Agent.

            (d) Each Junior Creditor hereby agrees that, while it shall retain the right to vote its claims and, except as otherwise provided in this Agreement, otherwise act in any Insolvency Proceeding relative to any Debtor (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), such Junior Creditor shall not: (i) take any action or vote in any way so as to directly or indirectly challenge or contest (A) the validity or the enforceability of any of the Senior Creditor Agreements or the liens and security interests granted to Agent with respect to the Senior Debt, (B) the rights and duties of Senior Creditors established in the Senior Creditor Agreements, or (C) the validity or enforceability of this Agreement; (ii) seek, or acquiesce in any request, to dismiss any Insolvency Proceeding or to convert an Insolvency Proceeding under Chapter 11 of the Bankruptcy Code to a case under Chapter 7 of the Bankruptcy Code; (iii) seek, or acquiesce in any request for, the appointment of a trustee or examiner with expanded powers for any Debtor;
(iv) propose, vote in favor of or otherwise approve a plan of reorganization, arrangement or liquidation, or file any motion or pleading in support of any plan of reorganization, arrangement or liquidation, unless it provides that for the Payment in Full of the Senior Debt or unless Senior Creditors have approved of the treatment of their claims with respect to the Senior Debt under such plan; (v) object to the treatment under a plan of reorganization or arrangement of the claims with respect to the Senior Debt; (vi) seek relief from the automatic stay of Section 362 of the Bankruptcy Code or any other stay in any Insolvency Proceeding in respect of any portion of the Collateral; or (vii) directly or indirectly oppose any relief requested or supported by Senior Creditors, including any sale or other disposition of property free and clear of the liens and security interests of Junior Creditors under Section 363(f) of the Bankruptcy Code or any other similar provision of applicable law.

            (e) Senior Creditors shall not in any event be liable for: (i) any failure to prove the Junior Debt; (ii) any failure to exercise any rights with respect thereto; (iii) any failure to collect any sums payable thereon; or (iv) any impairment or nonpayment of the Junior Debt that results, directly or indirectly, from the exercise by Senior Creditors of any of their rights or remedies under this Agreement, the Senior Creditor Agreements or under applicable law.

      2.4 Payments Received by Junior Creditors. Except for payments received and applied by Junior Creditors as provided in Section 2.2 above, should any payment or distribution or security or instrument or proceeds thereof be received by any Junior Creditor in respect of the Junior Debt, such Junior Creditor shall receive and hold the same in trust, as trustee, for the benefit of Senior Creditors, segregated from other funds and property of such Junior Creditor and shall forthwith deliver the same to Agent (together with any endorsement or assignment of such Junior Creditor where necessary), for application to any of the Senior Debt. In the event of the failure of such Junior Creditor to make any such endorsement or assignment to Agent, Agent, or any of its officers or employees, are hereby irrevocably authorized on behalf of such Junior Creditor to make the same.

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      2.5 Instrument Legend and Notation. Any instrument at any time evidencing the Junior Debt, or any portion thereof, shall be permanently marked on its face with a legend conspicuously indicating that payment thereof is subordinate in right of payment to the Senior Debt and subject to the terms and conditions of this Agreement, and (a) after being so marked certified copies thereof shall be delivered to Agent and (b) the original of any such instrument shall be immediately delivered to Agent upon Agent's request, at any time on or after the occurrence of an event of default under the Senior Creditor Agreements. In the event any legend or endorsement is omitted, Agent, or any of its officers or employees, are hereby irrevocably authorized on behalf of Junior Creditors to make the same. No specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any Junior Debt to the subordination thereof contained in this Agreement.

      3. COVENANTS, REPRESENTATIONS AND WARRANTIES

      3.1 Additional Covenants. Junior Creditors and Debtors agree in favor of Senior Creditors that:

            (a) except as specifically set forth in Section 2.2 above, Debtors shall not, directly or indirectly, make and Junior Creditors shall not, directly or indirectly, accept or receive any payment of principal or interest or any prepayment or non-mandatory payment or any payment pursuant to acceleration or claims of breach or any payment to acquire Junior Debt or otherwise in respect of any Junior Debt;

            (b) notwithstanding any rights or remedies available to them under the Junior Creditor Agreements, applicable law or otherwise, Junior Creditors shall not, directly or indirectly, (i) seek to collect from any Debtor any of the Junior Debt or exercise any of its rights or remedies upon a default or event of default by any Debtor under the Junior Creditor Agreements or otherwise or (ii) commence any Insolvency Proceeding against any Debtor or its properties or (iii) take any other action against any Debtor or its properties;

            (c) Debtors shall not grant to Junior Creditors and Junior Creditors shall not acquire any security interest, lien, claim or encumbrance on any assets or properties of Debtors or any guarantees for any of the Junior Debt;

            (d) Junior Creditors and Debtors shall not amend, modify, alter or change in any material respect the terms of any arrangements related to the Junior Debt, except that Junior Creditors and Debtors may amend the Junior Creditor Agreements to increase the principal amount of Junior Debt evidenced thereby;

            (e) Junior Creditors shall not sell, assign, pledge, encumber or otherwise dispose of any of the Junior Debt and guarantees, if any, or subordinate any of the Junior Debt to any indebtedness of Debtors other than the Senior Debt;

            (f) Junior Creditors and Debtors shall, at any time or times upon the request of Agent, promptly furnish to Agent a true, correct and complete statement of the outstanding Junior Debt; and

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            (g) Junior Creditors and Debtors shall execute and deliver to Agent such additional agreements, documents and instruments and take such further actions as may be necessary or desirable in the opinion of Agent to effectuate the provisions and purposes of this Agreement.

      3.2 Additional Representations and Warranties. Junior Creditors and Debtors represent and warrant to Senior Creditors that:

            (a) Junior Creditors have no security interests, liens, claims or encumbrances on any assets and properties of Debtors and the Junior Debt is unsecured;

            (b) as of the date hereof, no default or event of default, or event which with notice or passage of time or both would constitute an event of default exists or has occurred under the Junior Creditor Agreements;

            (c) Junior Creditors are the exclusive legal and beneficial owners of all of the Junior Debt;

            (d) none of the Junior Debt is subject to any lien, security interest, financing statements, subordination, assignment or other claim, except in favor of Senior Creditors; and

            (e) this Agreement constitutes the legal, valid and binding obligations of each Junior Creditor, enforceable in accordance with its terms.

      3.3 Waivers. Notice of acceptance hereof, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, Debtors by Senior Creditors, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Junior Creditors and Debtors are or may be entitled are hereby waived (except as expressly provided for herein or as to Debtors, in the Senior Creditor Agreements). Junior Creditors also waive notice of, and hereby consents to, (a) any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Senior Debt or to the Senior Creditor Agreements or any collateral at any time granted to or held by Agent, (b) the taking, exchange, surrender and releasing of collateral at any time granted to or held by any Senior Creditor or guarantees now or at any time held by or available to any Senior Creditor for the Senior Debt or any other person at any time liable for or in respect of the Senior Debt, (c) the exercise of, or refraining from the exercise of any rights against any Debtor or any other Borrower or Guarantor or any collateral at any time granted to or held by any Senior Creditor, (d) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Senior Debt, and/or (e) Senior Creditors' election, in any proceeding instituted under the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code. Any of the foregoing shall not, in any manner, affect the terms hereof or impair the obligations of Junior Creditors hereunder. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement.

      3.4 Subrogation; Marshalling. Junior Creditors shall not be subrogated to, or be entitled to any assignment of any Senior Debt or Junior Debt or of any collateral for or guarantees or evidence of any thereof. Junior Creditors hereby waive any and all rights to have any collateral

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or any part thereof granted to or held by Agent marshaled upon any foreclosure or other disposition of such collateral by Agent or any Debtor with the consent of Agent.

      3.5 No Offset. In the event any Junior Creditor at any time incurs any obligation to pay money to any Debtor, such Junior Creditor hereby irrevocably agrees that it shall pay such obligation in cash or cash equivalents in accordance with the terms of the contract governing such obligation and shall not deduct from or setoff against any amounts owed by such Junior Creditor to such Debtor in connection with any such transaction any amounts such Junior Creditor claims are due to it with respect to the Junior Debt.

      4. MISCELLANEOUS

      4.1 Amendments. Any waiver, permit, consent or approval by either Creditor of or under any provision, condition or covenant to this Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Agreement must be in writing and signed by each of the parties to be bound thereby.

      4.2 Successors and Assigns.

            (a) This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of each of Creditors and its respective successors, participants and assigns.

            (b) Senior Creditors reserve the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Senior Debt and the collateral securing same; provided, that, Junior Creditors shall not be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Senior Debt and no participant shall be entitled to any rights or benefits under this Agreement except through Senior Creditors. In connection with any participation or other transfer or assignment, any Senior Creditor (i) may disclose to such assignee, participant or other transferee or assignee all documents and information which such Senior Creditor now or hereafter may have relating to the Senior Debt or any collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Agreement.

            (c) In connection with any assignment or transfer of any or all of the Senior Debt, or any or all rights of Senior Creditors in the property of any Debtor (other than pursuant to a participation), Junior Creditors agree to execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any such assignee or transferee and, in addition, will execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any third person who succeeds to or replaces any or all of such Senior Creditor's financing of such Debtor, whether such successor financing or replacement occurs by transfer, assignment, "takeout" or any other means.

      4.3 Insolvency. This Agreement shall be applicable both before and after the filing of any petition by or against any Debtor under the Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to any Debtor shall be deemed to apply to a trustee for such Debtor and Debtor as debtor-in-possession. The relative rights of

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Senior Creditors and Junior Creditors to repayment of the Senior Debt and the
Junior Debt, respectively, and in or to any distributions from or in respect of any Debtor or any proceeds of any Debtor's property and assets, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Debtor as debtor-in-possession.

      4.4 Bankruptcy Financing. If any Debtor shall become subject to a proceeding under the Bankruptcy Code and if Senior Creditors desire to permit the use of cash collateral or to provide financing to any Debtor under either
Section 363 or Section 364 of the Bankruptcy Code, Junior Creditors agree as follows: (a) adequate notice to Junior Creditors shall have been provided for such financing or use of cash collateral if Junior Creditors receive notice two
(2) business days prior to the entry of the order approving such financing or use of cash collateral and (b) no objection will be raised by Junior Creditors to any such use of cash collateral or financing. For purposes of this Section, notice of a proposed financing or use of cash collateral shall be deemed given when given in the manner prescribed by Section 4.5 hereof to Junior Creditors.

      4.5 Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if mailed by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands are to be given or made to the respective parties at their addresses set forth below (or to such other addresses as either party may designate by notice in accordance with the provisions of this Section:

To Agent:                 Wachovia Bank, National Association, as Agent
                          Heritage Square II
                          5001 LBJ Freeway, Suite 1050
                          Dallas, Texas 75244
                          Attention:  Portfolio Manager -- Hancock Fabrics, Inc.
                          Telephone No.: (214) 761-9044
                          Telecopy No.: (214) 748-9118

To any Junior Creditor:   HF Resources, Inc.
                          HF Enterprises, Inc.
                          One Fashion Way
                          Baldwyn, Mississippi 38824-8547
                          Attention: Bruce D. Smith
                          Telephone No.: (662) 365-6112
                          Telecopy No.: (662) 365-6025

Either Creditor may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Creditor in conformity with this Section 4.5, but such change shall not be effective until notice of such change has been received by the other Creditor.

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      4.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of this Agreement or by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

      4.7 Governing Law. The validity, construction and effect of this Agreement shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

      4.8 Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably consents to the non-exclusive jurisdiction of the Supreme Court of the State of New York in New York County, New York and the United States District Court for the Southern District of New York and waives trial by jury in any action or proceeding with respect to this Agreement.

      4.9 Complete Agreement. This written Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

      4.10 No Third Parties Benefitted. Except as expressly provided in Section 4.2, this Agreement is solely for the benefit of the Creditors and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

      4.11 Disclosures, Non-Reliance. Each Creditor has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of Debtors and no Creditor shall have any obligation or duty to disclose any such information to any other Creditor. Except as expressly set forth in this Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Junior Debt or the Senior Debt or any collateral or guarantee which may have been granted to any of them in connection therewith, (b) any Debtor's title to or right to any of its assets and properties or (c) any other matter except as expressly set forth in this Agreement.

      4.12 Term. This Agreement is a continuing agreement and shall remain in full force and effect until the Payment in Full of the Senior Debt.

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                                       11

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                             WACHOVIA BANK, NATIONAL ASSOCIATION,
                              as Agent

                             By: _____________________________

                             Title: ________________________

                             HF RESOURCES, INC.

                             By: _____________________________

                             Title: ________________________

                             HF ENTERPRISES, INC.

                             By: _____________________________

                             Title: ________________________

      The undersigned hereby acknowledges and agrees to the foregoing terms and provisions. By its signature below, the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof.

      The undersigned acknowledges and agrees that: (i) although it may sign this Agreement, it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Affiliate Subordination Agreement, (ii) in the event of a breach by either of the undersigned or any Junior Creditor of any of the terms and provisions contained in the foregoing Affiliate Subordination Agreement, such a breach shall constitute an "Event of Default" as defined in and under the Senior Creditor Agreements and (iii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the opinion of any Creditor to effectuate the provisions and purposes of the foregoing Affiliate Subordination Agreement.

                             HANCOCK FABRICS, INC.

                             By: ___________________________

                             Title: __________________________

                             HF MERCHANDISING, INC.

                             By: ___________________________

                             Title: __________________________